Exhibit 99.3

Consolidated Balance Sheets
(dollars in millions)

	9/30/2022	6/30/2022	9/30/2021
Assets
Loans	$116,191	$112,390	$98,609
Loans held for sale	1,048	1,306	1,805
Securities available for sale	40,000	42,437	40,594
Held-to-maturity securities	8,163	8,186	8,423
Trading account assets	1,068	809	902
Short-term investments	4,896	2,456	19,608
Other investments	1,272	969	607
Total earning assets	172,638	168,553	170,548
Allowance for loan and lease losses	(1,144)	(1,099)	(1,084)
Cash and due from banks	717	678	763
Premises and equipment	629	638	678
Goodwill	2,752	2,752	2,673
Other intangible assets	106	118	144
Corporate-owned life insurance	4,351	4,343	4,312
Accrued income and other assets	9,535	10,529	8,404
Discontinued assets	467	496	597
Total assets	$190,051	$187,008	$187,035

Liabilities
Deposits in domestic offices:
NOW and money market deposit accounts	$84,168	$83,628	$87,242
Savings deposits	7,860	7,934	7,259
Certificates of deposit ($100,000 or more)	1,269	1,421	1,890
Other time deposits	4,578	1,909	2,315
Total interest-bearing deposits	97,875	94,892	98,706
Noninterest-bearing deposits	46,980	50,973	53,225
Total deposits	144,855	145,865	151,931
Federal funds purchased and securities sold under repurchase agreements	4,224	3,234	228
Bank notes and other short-term borrowings	4,576	2,809	767
Accrued expense and other liabilities	4,849	4,056	3,434
Long-term debt	18,257	16,617	13,165
Total liabilities	176,761	172,581	169,525

Equity
Preferred stock	2,500	1,900	1,900
Common shares	1,257	1,257	1,257
Capital surplus	6,257	6,241	6,141
Retained earnings	15,450	15,118	14,133
Treasury stock, at cost	(5,917)	(5,923)	(5,876)
Accumulated other comprehensive income (loss)	(6,257)	(4,166)	(45)
Key shareholders’ equity	13,290	14,427	17,510
Noncontrolling interests	—	—	—
Total equity	13,290	14,427	17,510
Total liabilities and equity	$190,051	$187,008	$187,035

Common shares outstanding (000)	932,938	932,643	930,544

Consolidated Statements of Income
(dollars in millions, except per share amounts)
	Three months ended			Nine months ended
	9/30/2022	6/30/2022	9/30/2021	9/30/2022	9/30/2021
Interest income
Loans	$1,134	$923	$882	$2,894	$2,659
Loans held for sale	14	10	13	36	35
Securities available for sale	196	188	135	557	398
Held-to-maturity securities	55	48	43	149	133
Trading account assets	8	7	4	21	14
Short-term investments	32	13	9	49	20
Other investments	5	4	1	11	5
Total interest income	1,444	1,193	1,087	3,717	3,264
Interest expense
Deposits	59	20	15	93	52
Federal funds purchased and securities sold under repurchase agreements	19	6	—	25	—
Bank notes and other short-term borrowings	24	9	2	36	6
Long-term debt	146	61	54	256	168
Total interest expense	248	96	71	410	226
Net interest income	1,196	1,097	1,016	3,307	3,038
Provision for credit losses	109	45	(107)	237	(422)
Net interest income after provision for credit losses	1,087	1,052	1,123	3,070	3,460
Noninterest income
Trust and investment services income	127	137	129	400	395
Investment banking and debt placement fees	154	149	235	466	614
Service charges on deposit accounts	92	96	91	279	247
Operating lease income and other leasing gains	19	28	37	79	111
Corporate services income	96	96	74	283	212
Cards and payments income	91	85	111	256	329
Corporate-owned life insurance income	33	35	33	99	94
Consumer mortgage income	14	14	33	49	106
Commercial mortgage servicing fees	44	45	34	125	112
Other income	13	3	20	11	65
Total noninterest income	683	688	797	2,047	2,285
Noninterest expense
Personnel	655	607	640	1,892	1,887
Net occupancy	72	78	74	223	225
Computer processing	77	78	67	232	211
Business services and professional fees	47	52	56	152	157
Equipment	23	26	25	72	75
Operating lease expense	24	27	30	79	95
Marketing	30	34	32	92	89
Intangible asset amortization	—	—	—	—	—
Other expense	178	176	188	512	520
Total noninterest expense	1,106	1,078	1,112	3,254	3,259
Income (loss) from continuing operations before income taxes	664	662	808	1,863	2,486
Income taxes	124	132	165	346	501
Income (loss) from continuing operations	540	530	643	1,517	1,985
Income (loss) from discontinued operations, net of taxes	2	3	2	6	11
Net income (loss)	542	533	645	1,523	1,996
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—
Net income (loss) attributable to Key	$542	$533	$645	$1,523	$1,996

Income (loss) from continuing operations attributable to Key common shareholders	$513	$504	$616	$1,437	$1,905
Net income (loss) attributable to Key common shareholders	515	507	618	1,443	1,916
Per common share
Income (loss) from continuing operations attributable to Key common shareholders	$.55	$.54	$.65	$1.55	$1.99
Income (loss) from discontinued operations, net of taxes	—	—	—	.01	.01
Net income (loss) attributable to Key common shareholders (a)	.55	.55	.66	1.56	2
Per common share — assuming dilution
Income (loss) from continuing operations attributable to Key common shareholders	$.55	$.54	$.65	$1.54	$1.98
Income (loss) from discontinued operations, net of taxes	—	—	—	.01	.01
Net income (loss) attributable to Key common shareholders (a)	.55	.54	$.65	1.55	1.99

Cash dividends declared per common share	$.195	$.195	$.185	$.585	$.555

Weighted-average common shares outstanding (000)	924,594	924,302	942,446	924,085	955,069
Effect of common share options and other stock awards	7,861	7,506	10,077	8,679	9,712
Weighted-average common shares and potential common shares outstanding (000) (b)	932,455	931,808	952,523	932,764	964,781

(a)Earnings per share may not foot due to rounding.
(b)Assumes conversion of common share options and other stock awards and/or convertible preferred stock, as applicable.